                                                                   Exhibit 99.10

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-8
                -----------------------------------------------

                Monthly Period:                   10/01/96 to
                                                  10/31/96
                Distribution Date:                11/15/96
                Transfer Date:                    11/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution.
     -----------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A (quarterly)              $14.66888888
                                   Class B (quarterly)               15.20555558
                                   Collateral Inv. Amt.               5.21402779


     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A (quarterly)              $14.66888888
                                   Class B (quarterly)              $15.20555558
                                   Collateral Inv. Amt.               5.21402779

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A (quarterly)               $0.00000000
                                   Class B (quarterly)                0.00000000
                                   Collateral Inv. Amt.               0.00000000


B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                   Class A                        $53,338,789.64
                                   Class B                          4,184,159.90
                                   Collateral Inv. Amt.             6,739,593.55
                                                          ----------------------
                                   Total                          $64,262,543.09
                                                          ======================

     2.  Allocation of Finance Charge Receivables.
         -----------------------------------------

         (a)  The aggregate amount of Allocations of
              Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                   Class A                         $7,605,845.77
                                   Class B                            595,644.21
                                   Collateral Inv. Amt.               962,185.12
                                                          ----------------------
                                   Total                           $9,163,675.10
                                                          ======================

         (b)  Interest Funding Investment Proceeds
              (to Class A)                                             15,929.29
         (c)  Principal Funding Investment Proceeds
              (to Class A)                                                  0.00
         (d)  Withdrawals from Reserve Account
              (to Class A)                                                  0.00
                                                          ----------------------
                Total Class A Available Funds                      $7,621,775.06
                                                          ======================

         (b)  Interest Funding Investment Proceeds
              (to Class B)                                              1,291.56
                                                          ----------------------
                Total Class B F/C and Investment Proceeds            $596,935.77
                                                          ======================


     3.  Principal Receivables/Investor Percentages
         --------------------------------------------

         (a)  The aggregate amount of Principal
              Receivables in the Trust as of the  last
              day of the Monthly Period
                                                              $16,892,367,448.16

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 3

         (b)  Invested Amount as of the last day
              of the precedingmonth (Adjusted Class
              A Invested Amount during
              Accumulation Period)
                                   Class A                       $500,000,000.00
                                   Class B                         39,157,000.00
                                   Collateral Inv. Amt.            63,253,000.00
                                                          ----------------------
                                   Total                         $602,410,000.00
                                                          ======================

         (c)  The Floating Allocation Percentage:
              The Invested Amount set forth in
              paragraph 3(b) above as a percentage
              of the aggregate amount of Principal
              Receivables as of the Record Date set
              forth inparagraph 3(a) above

                                   Class A                                2.960%
                                   Class B                                0.232%
                                   Collateral Inv. Amt.                   0.374%
                                                          ----------------------
                                   Total                                  3.566%

         (d)  During the Amortization Period:
              The Invested Amount as of _______
              (the last day of the Revolving Period)

                                   Class A                                  N.A.
                                   Class B                                  N.A.
                                   Collateral Inv. Amt.                     N.A.
                                                          ----------------------
                                   Total                                    N.A.

         (e)  The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the
              aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                   Class A                                  N.A.
                                   Class B                                  N.A.
                                   Collateral Inv. Amt.                     N.A.
                                                          ----------------------
                                   Total                                    N.A.

     4.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances in        Aggregate
         the Accounts which were delinquent as of the end        Account
         of the day on the last day of the Monthly Period        Balance
                                                          ----------------------

         (a)  35 - 64 days                                       $347,434,513.80
         (b)  65 - 94 days                                        211,270,234.43
         (c)  95 - 124 days                                       160,220,603.53
         (d)  125 - 154 days                                      122,449,636.97
         (e)  155 - 184 days                                      112,592,948.22
         (f)  185 or more days                                     87,401,200.13
                                                          ----------------------
                                   Total                       $1,041,369,137.08
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 4

     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)  The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Collection
              Period allocable to the Invested
              Amount (the aggregate "Investor Default
              Amount")
                                   Class A                         $2,223,161.25
                                   Class B                           $174,104.65
                                   Collateral Inv. Amt.              $281,243.24
                                                          ----------------------
                                   Total                           $2,678,509.14
                                                          ======================

         (b)  The amount set forth in paragraph 5(a)
              above in respect of the Monthly Investor
              Default Amount, per original $1,000
              interest

                                   Class A                                 $4.45
                                   Class B                                  4.45
                                   Collateral Inv. Amt.                     4.45
                                                          ----------------------
                                   Total                                   $4.45
                                                          ======================


     6.  Investor Charge-Offs & Reimbursements of Charge-
         ------------------------------------------------
         Offs.
         -----

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the Collateral
              Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================



         (b)  The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 5


         (c)  The aggregate amount of Class A Investor Charge-
              Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


         (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================

     7.  Investor Servicing Fee.
         -----------------------

         (a)  The amount of the Investor Monthly Servicing Fee
              payable by the Trust to the Servicer for the
              Monthly Period
                                   Class A                           $625,000.00
                                   Class B                            $48,946.25
                                   Collateral Inv. Amt.               $79,066.25
                                                          ----------------------
                                   Total                             $753,012.50
                                                          ======================


         (b)  The amount set forth in paragraph 7(a) above, per
              $1,000 interest
                                   Class A                           $1.25000000
                                   Class B                            1.25000000
                                   Collateral Inv. Amt.               1.25000000
                                                          ----------------------
                                   Total                             $1.25000000
                                                          ======================

     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Collateral and Class B
         Principal Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                                   Class B                                 $0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 6

     9.   Collateral Invested Amount
          --------------------------

          (a)   The amount of the Collateral Invested Amount as of
                the close of business on the related Distribution
                Date after giving effect to withdrawals, deposits
                and payments to be made in respect of the preceding
                month                                             $63,253,000.00

          (b)   The Required Collateral Invested Amount as of the
                close of business on the related Distribution Date
                after giving effect to withdrawals, deposits and
                payments to be made in respect of the preceding
                month                                             $63,253,000.00

     10.  The Pool Factor.
          ----------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                   Class A                            1.00000000
                                   Class B                            1.00000000
                                                          ----------------------
                                   Total (weighted avg.)              1.00000000

     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period              12.95%

     12.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                     7.76%



C.   Information Regarding the Interest Funding Account
     --------------------------------------------------

     Beginning Balance           (Class A)                         $4,863,055.55
          Plus:  Interest for Related Monthly Period from Finance
                 Charge Account                                     2,471,388.89
          Plus:  Interest on Interest Funding Account Balance for
                 Related Monthly Period                                15,929.29
          Less:  Withdrawals to Finance Charge Account                 15,929.29
          Less:  Withdrawals to Distribution Account               $7,334,444.44
                                                          ----------------------
     Ending Balance              (Class A)                                 $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 7


     Beginning Balance           (Class B)                           $394,778.70
        Plus:  Interest for Related Monthly Period from Finance
               Charge Account                                         200,625.24
        Plus:  Interest on Interest Funding Account Balance for
               Related Monthly Period                                   1,291.56
        Less:  Withdrawals to Finance Charge Account                    1,291.56
        Less:  Withdrawals to Distribution Account                   $595,403.94
                                                          ----------------------
     Ending Balance              (Class B)                                 $0.00

D.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.  Accumulation Period
         -------------------

         (a)  Accumulation Period commencement date                     10/31/00

         (b)  Accumulation Period length                                       2

         (c)  Accumulation Period Factor                                    6.37

         (d)  Required Accumulation Factor Number                             11

         (e)  Controlled Accumulation Amount                     $289,545,454.55

         (f)  Minimum Payment Rate (last 12 months)                        9.54%

     2.  Principal Funding Account
         -------------------------

     Beginning Balance                                                     $0.00
         Plus:  Principal Collections for Related Monthly Period from
                Principal Account                                           0.00
         Plus:  Interest on Principal Funding Account Balance for
                Related Monthly Period                                      0.00
         Less:  Withdrawals to Finance Charge Account                       0.00
         Less:  Withdrawals to Distribution Account                         0.00
                                                          ----------------------
     Ending Balance                                                        $0.00

     3.  Accumulation Shortfall
         ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period                                               N/A

         Less:  The amount deposited into the Principal Funding
                Account for the previous Monthly Period                      N/A
                                                          ----------------------

                Accumulation Shortfall for previous Monthly Period           N/A
                                                          ======================

                Aggregate Accumulation Shortfalls                            N/A
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 8


     4.  Principal Funding Investment Shortfall
         --------------------------------------

                Covered Amount                                               N/A

         Less:  Principal Funding Investment Proceeds                        N/A
                                                          ----------------------
                Principal Funding Investment Shortfall                       N/A


E.   Information Regarding the Reserve Account
     -----------------------------------------

     1.  Required Reserve Account Analysis
         ---------------------------------

         (a)  Required Reserve Account Amount percentage
              (0.5% of Class A Invested Amount or other amount
              designated by Transferor)                                    0.00%

         (b)  Required Reserve Account Amount ($)                          $0.00

         (c)  Required Reserve Account Balance after effect of             $0.00
              any transfers on the Related Transfer Date

         (d)  Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date

     2.  Reserve Account Investment Proceeds
         -----------------------------------

         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date               $0.00


     3.  The Portfolio Adjusted Yield
         ----------------------------

         The Portfolio Adjusted Yield for the related Mthly Period         4.35%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                             FIRST USA BANK
                             as Servicer


                             By: /s/ W. Todd Peterson
                                -------------------------------
                                 W. Todd Peterson
                                 Vice President